SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 16, 2005
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Not Applicable	1-13660	59-2260678

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (772) 287-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.	Entry into a Material Definitive Agreement.
     Seacoast Banking Corporation of Florida has established a new Connecticut trust subsidiary, SBCF Statutory Trust II (the “Trust”) to issue trust preferred or “capital” securities. The Trust completed a private placement sale of $20,000,000 of Floating Rate Capital Securities on December 16, 2005. The rate on these trust preferred securities is the three-month LIBOR rate plus a spread of 133 basis points. The trust preferred securities mature in 30 years, and can be called without penalty on or after March 15, 2011. The Form of the Capital Securities Certificate and the Common Securities Certificate are included in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3, as Exhibits A-1 and A-2 respectively.

Item 9.01.	Financial Statements and Exhibits.
                    (c) Exhibits. Copies of the Indenture, the Guarantee Agreement and the Amended and Restated Declaration of Trust are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this Item 9.01 by this reference.

Exhibit No.	Description

10.1	The Indenture between Seacoast Banking Corporation of Florida and U.S. Bank National Association, as Trustee, including the form of the Junior Subordinated Debt Security, which appears as Exhibit A to the Indenture.

10.2	Guarantee Agreement between Seacoast Banking Corporation of Florida, as Guarantor, and U.S. Bank National Association, as Guarantee Trustee.

10.3	Amended and Restated Declaration of Trust among Seacoast Banking Corporation of Florida, as Sponsor, Dennis S. Hudson, III and William R. Hahl, as Administrators, and U.S. Bank National Association, as Institutional Trustee, including exhibits containing the related forms of the SBCF Statutory Trust II Common Securities Certificate and the Capital Securities Certificate.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
President and Chief Executive Officer Date: December 21, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Indenture between Seacoast Banking Corporation of Florida and U.S. Bank National Association, as Trustee, including the form of the Junior Subordinated Debt Security, which appears as Exhibit A to the Indenture.

10.2	Guarantee Agreement between Seacoast Banking Corporation of Florida, as Guarantor, and U.S. Bank National Association, as Guarantee Trustee.

10.3	Amended and Restated Declaration of Trust among Seacoast Banking Corporation of Florida, as Sponsor, Dennis S. Hudson, III and William R. Hahl, as Administrators, and U.S. Bank National Association, as Institutional Trustee, including exhibits containing the related forms of the SBCF Statutory Trust II Common Securities Certificate and the Capital Securities Certificate.